UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 25, 2016. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Juanita Powell Baranco	531,930,942	7,511,927	3,002,483	235,268,473
Jon A. Boscia	535,648,607	3,793,591	3,003,154	235,268,473
Henry A. Clark III	534,846,488	4,613,231	2,985,633	235,268,473
Thomas A. Fanning	508,506,423	25,487,468	8,451,461	235,268,473
David J. Grain	534,793,224	4,605,602	3,046,526	235,268,473
Veronica M. Hagen	534,134,147	5,348,218	2,962,987	235,268,473
Warren A. Hood, Jr.	533,335,297	6,073,396	3,036,659	235,268,473
Linda P. Hudson	521,629,713	17,883,666	2,931,973	235,268,473
Donald M. James	518,945,750	20,312,967	3,186,635	235,268,473
John D. Johns	521,900,117	17,450,101	3,095,134	235,268,473
Dale E. Klein	534,963,314	4,446,142	3,035,896	235,268,473
William G. Smith, Jr.	532,893,177	6,592,829	2,959,346	235,268,473
Steven R. Specker	534,432,828	4,894,018	3,118,506	235,268,473
Larry D. Thompson	534,652,037	4,718,266	3,075,049	235,268,473
E. Jenner Wood III	534,872,816	4,492,057	3,080,479	235,268,473

2.	The proposal to approve a by-law amendment to permit proxy access was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
520,667,900	17,181,771	4,595,681	235,268,473

3.
The proposal to approve an amendment to the certificate of incorporation to reduce the supermajority vote requirements to a majority vote, which pursuant to the certificate of incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares, was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
525,712,497	12,283,015	4,449,840	235,268,473

4.	The proposal to approve an amendment to the certificate of incorporation to eliminate the “fair price” anti-takeover provision was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
513,062,968	23,836,934	5,545,450	235,268,473

5.	The proposal to approve a by-law amendment to permit the board to make certain future amendments to the by-laws without stockholder ratification was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
405,212,994	132,162,957	5,069,401	235,268,473

6.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
500,015,737	35,523,173	6,906,442	235,268,473

7.	The proposal to approve the material terms for qualified performance-based compensation under the omnibus plan was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
509,450,647	26,139,846	6,854,859	235,268,473

8.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
763,605,958	9,669,397	4,438,470	0

9.	The stockholder proposal on a report on strategy for international energy agency 2°C scenario was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,207,023	335,098,875	31,139,454	235,268,473

10.	The stockholder proposal on a report quantifying potential financial losses to the company associated with stranding of coal assets was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,832,433	361,770,478	27,842,441	235,268,473

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company effective May 26, 2016.

3.2	By-Laws of the Company, as amended effective May 25, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2016		THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary

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